UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2009

BearingPoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1676 International Drive
McLean, VA 22102
(Address of principal executive offices)
Registrant’s telephone number, including area code (703) 747-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On April 30, 2009, BearingPoint, Inc. (“BearingPoint”) and certain of its domestic U.S. subsidiaries (together with BearingPoint, the “Debtors”) filed their unaudited monthly operating reports for the period of February 18, 2009 through and as of February 28, 2009, and for the month ended March 31, 2009 (each a “Monthly Operating Report,” and collectively, the “Monthly Operating Reports”), with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (In re BearingPoint, Inc, Case No. 09-10691 (REG)). Copies of these reports are contained in the attached Exhibits 99.1 and 99.2 and are incorporated herein by reference.
     As previously announced, BearingPoint is pursuing the sale of all or substantially all of its businesses and assets to a number of parties. BearingPoint expects that these sale transactions will result in modification of the plan of reorganization filed with the Bankruptcy Court on February 18, 2009 and, if BearingPoint is successful in selling all or substantially all of its assets, in the liquidation of BearingPoint’s business and BearingPoint ceasing to operate as a going concern.
     On March 23, 2009, BearingPoint and certain of its subsidiaries entered into a definitive agreement to sell a significant portion of their assets related to BearingPoint’s North American Public Services business to Deloitte LLP for $350 million, subject to adjustment. On April 17, 2009, the Bankruptcy Court approved this sale, which remains subject to the satisfaction of certain closing conditions. There can be no assurance that the transaction will be completed.
     On April 2, 2009, BearingPoint International Bermuda Holdings Limited, BearingPoint’s indirect subsidiary, entered into a Share Sale Agreement with PwC Advisory Co., Ltd. (“PwC Japan”), the Japanese member firm of the PricewaterhouseCoopers global network of firms, for the sale of BearingPoint’s consulting business in Japan to PwC Japan (the “PwC Japan Transaction”) for approximately $45 million. There can be no assurance that the transaction will be completed.
     On April 17, 2009, BearingPoint and certain of its subsidiaries entered into a definitive agreement with PricewaterhouseCoopers LLP (“PwC”) pursuant to which BearingPoint agreed to sell a substantial portion of its assets related to its Commercial Services business unit, including Financial Services (collectively, the “CS Business”), to PwC. In addition, an affiliate of PwC also entered into a definitive agreement to purchase the equity interests of BearingPoint Information Technologies (Shanghai) Limited (“BearingPoint China GDC”), a subsidiary of BearingPoint that operates a global development center in China, and certain assets of a separate global development center in India. The aggregate purchase price for these three transactions is approximately $25 million. On April 27, 2009, the Bankruptcy Court approved bidding procedures in connection with an auction of all or substantially all of the assets of the CS Business and BearingPoint China GDC proposed to be held on May 27, 2009 (the “Auction”), and BearingPoint has requested a hearing to approve the winning bid at the Auction on May 28, 2009. The consummation of the transaction is also subject to (i) BearingPoint not receiving higher or better offers at the Auction, (ii) the approval of the Bankruptcy Court of the definitive agreements and (iii) other customary closing conditions. There can be no assurance that the proposed sale will be approved by the Bankruptcy Court or that the transaction will be completed.
     On April 20, 2009, BearingPoint’s Board of Directors authorized BearingPoint to enter into a non-binding term sheet for the sale of its Europe, Middle East and Africa business to local management. In addition, BearingPoint is in discussions with local management and other interested parties to sell its Latin America and other Asia Pacific practices. There can be no assurance that any of these transactions will be completed.
Cautionary Statement Regarding Financial and Operating Data
     BearingPoint cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of BearingPoint. The Monthly Operating Reports have been prepared solely for the purpose of complying with the monthly reporting requirements of, and are in a format acceptable to, the Bankruptcy Court. The Monthly Operating Reports are limited in scope and only cover a limited time period.
     The financial statements in the Monthly Operating Reports were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Monthly Operating Reports present condensed financial information of the Debtors and BearingPoint’s non-debtor subsidiaries, with its non-debtor foreign subsidiaries accounted for on an equity basis, rather than on a consolidated basis as required by GAAP.
     There can be no assurance that, from the perspective of an investor or potential investor in BearingPoint’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports may be subject to future adjustment and reconciliation. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in BearingPoint’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of BearingPoint’s financial condition or operating results for the period that would be reflected in BearingPoint’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Reports should not be viewed as indicative of future results.
     The Monthly Operating Reports and additional information about BearingPoint’s filing under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), including access to court documents and other general information about the Chapter 11 cases, are available online at BearingPoint’s case administration website located at http://www.bearingpointinfo.com.
Limitation on Incorporation by Reference
     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1	BearingPoint, Inc. Monthly Operating Report for the period of February 18, 2009 through and as of February 28, 2009, filed with the United States Bankruptcy Court for the Southern District of New York.

99.2	BearingPoint, Inc. Monthly Operating Report for the month ended March 31, 2009, filed with the United States Bankruptcy Court for the Southern District of New York.
Forward-Looking Statements
          Some of the statements in this Form 8-K constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, including, without limitation, certain statements regarding BearingPoint’s restructuring process and the sale of BearingPoint’s businesses. These statements are based on our current expectations, estimates and projections. Words such as “will,” “expects,” “believes” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events or our future financial performance that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include, without limitation: (i) the ability of BearingPoint to continue as a going concern; (ii) the potential adverse impact of the Chapter 11 proceedings on BearingPoint’s liquidity or results of operations; (iii) risks and uncertainties associated with BearingPoint’s bankruptcy proceedings as a result of filing for reorganization under Chapter 11 of the Bankruptcy Code, including, without limitation, potential employee attrition, as well as Bankruptcy Court rulings and the outcome of BearingPoint’s bankruptcy proceedings in general; (iv) BearingPoint’s ability to obtain Bankruptcy Court approval with respect to the proposed sale of all or substantially all of its businesses, if required, and related changes to the plan of reorganization; (v) the ability of BearingPoint to consummate the proposed sale of its Public Services business unit and its CS Business, as well as enter into definitive agreements with respect to the sale of the rest of its businesses, and to consummate such sale transactions on favorable terms, if at all; (vi) the ability of BearingPoint to satisfy conditions to the closing of any sale transactions; (vii) the ability of third parties to fulfill their obligations pursuant to sale agreements, including their ability to obtain financing under current financial market conditions; and (viii) risks and uncertainties inherent in transactions involving the sale of all or substantially all of the businesses of BearingPoint, including, without limitation, the diversion of management attention from the operation of BearingPoint’s business and risks associated with any failure to consummate such sale transactions. As a result, these statements speak only as of the date they were made, and BearingPoint undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2009	BearingPoint, Inc.
	By:	/s/ Kenneth A. Hiltz
Kenneth A. Hiltz
Chief Financial Officer